IFRS 7 Disclosure	12 Months Ended
Oct. 31, 2019
Text block [abstract]
IFRS 7 Disclosure
Text and tables presented in a blue-tinted font in the Enterprise-Wide Risk Management section of the MD&A form an integral part of the 2019 audited annual consolidated financial statements. They present required disclosures as set out by the International Accounting Standards Board in IFRS 7,
Financial Instruments – Disclosures
, which permits cross-referencing between the notes to the consolidated financial statements and the MD&A. Refer to Note 1 on page
14
2
and Note 5 on page 1
58
of the consolidated financial statements.

The transition from IBORs to alternative rates could result in increased volatility, pricing changes and/or illiquidity in markets for instruments that currently rely on IBORs. The transition could have adverse consequences for all market participants, including BMO as both holder and issuer of IBOR-based instruments, such as the potential for increased financial, operational, legal, reputational and/or compliance risks. We have established an enterprise-wide IBOR Transition Office to oversee our transition from IBORs to alternative rates. The Transition Office, which includes sponsorship and involvement from BMO’s senior leadership, has a global mandate spanning all of BMO’s lines of business, and oversees multiple different work streams, including all of our corporate function areas. We are evaluating potential changes to market infrastructures on our risk framework, models, systems and processes, as well as reviewing legal documents and establishing a risk framework, to ensure that BMO, as well as our clients, are prepared through education and outreach prior to the cessation of LIBOR and/or other IBORs.
Material presented in a blue-tinted font above is an integral part of the 2019 audited annual consolidated financial statements (refer to page 68).

Credit and Counterparty Risk Governance
The objective of our credit risk management framework is to ensure that all material credit risks to which the enterprise is exposed are identified, measured, managed, monitored and reported. The RRC has oversight of the management of all material risks that we face, including the credit risk management framework. BMO’s credit risk management framework incorporates governing principles that are defined in a series of corporate policies and standards and are applied to specific operating procedures. These policies and standards are reviewed on a regular basis and modified when necessary to keep them current and consistent with BMO’s risk appetite. The structure, limits (both notional and capital-based), collateral requirements, monitoring, reporting and ongoing management of our credit exposures are all governed by these credit risk management principles.
Lending officers in the operating groups are responsible for recommending credit decisions based on the completion of appropriate due diligence, and they assume accountability for the related risks. With limited exceptions, credit officers in ERPM approve all credit transactions and are accountable for providing an objective independent assessment of the lending recommendations and risks assumed by the lending officers. All of these skilled and experienced individuals in the first and second lines of defence are subject to a rigorous lending qualification process and operate in a disciplined environment with clear delegation of decision-making authority, including individually delegated lending limits, which are reviewed annually. The Board annually reviews our Credit Risk Management Policy and delegates to the CEO discretionary lending limits for further specific delegation to senior officers. Credit decision-making is conducted at the management level appropriate to the size and risk of each transaction, in accordance with comprehensive corporate policies, standards and procedures governing the conduct of activities in which credit risk arises. Corporate Audit Division reviews and tests management processes and controls and samples credit transactions in order to assess adherence to acceptable lending standards as set out in the enterprise risk appetite, as well as compliance with all applicable governing policies, standards and procedures.
For corporate and commercial obligors presenting a higher than normal risk of default, we have in place formal policies that outline the framework for managing such accounts and specialized groups that manage them. We strive to identify borrowers in financial difficulty early, and every effort is made to bring such accounts back to an acceptable level of risk through the exercise of good business judgment and the implementation of sound and constructive workout solutions. Obligors are managed on a case-by-case basis, which involves the use of judgment by our specialized groups.
All credit risk exposures are subject to regular monitoring. Performing corporate and commercial accounts are reviewed on a regular basis, no less frequently than annually, with most subject to a set of internal monitoring triggers that, if breached, results in an interim review. The frequency of review increases in accordance with the likelihood and size of potential credit losses and deteriorating higher-risk situations are referred to specialized account management groups for closer attention, when appropriate. In addition, regular portfolio and sector reviews are carried out, including stress testing and scenario analysis based on current, emerging or prospective risks. Reporting is provided at least quarterly, and more frequently where appropriate, to RRC and senior management committees in order to keep them informed of credit risk developments in our portfolios, including changes in credit risk concentrations, watchlist accounts, impaired loans, provisions for credit losses, negative credit migration and significant emerging credit risk issues. This supports RRC and senior management committees in giving effect to any measures they may decide to take.
Counterparty credit risk (CCR) creates a bilateral risk of loss because the market value of a transaction can be positive or negative for either counterparty. CCR exposures are also subject to the credit oversight, limit framework and approval process outlined above. However, given the nature of the risk, CCR exposures are collateralized and monitored under the market risk framework. In order to reduce our exposure to CCR, we may clear trades through a regulated central counterparty (CCP), which reduces overall systemic risk by standing between counterparties, maximizing netting across trades and insulating counterparties from each other’s defaults. CCPs mitigate default risk of any member through the use of margin requirements (both initial and variation) and a default management process, including a default fund and other resources. Our exposures to CCPs are subject to the same credit risk governance, monitoring and rating framework we apply to all other corporate accounts.
Credit and Counterparty Risk Management
Collateral Management
Collateral is used for credit risk mitigation purposes to minimize losses that would otherwise be incurred in the event of a default. Depending on the type of borrower or counterparty, the assets available and the structure and term of the credit obligations, collateral can take various forms. For corporate and commercial borrowers, collateral can take the form of pledges of the assets of a business, such as accounts receivable, inventory, machinery or real estate, or personal assets pledged in support of guarantees. For trading counterparties, we may enter into legally enforceable netting agreements for on-balance sheet credit exposures, when possible. In our securities financing transaction business (including repurchase agreements and securities lending), we take eligible financial collateral that we control and can readily liquidate.
Collateral for our derivatives trading counterparty exposures is primarily comprised of cash and eligible liquid securities that are monitored and revalued on a daily basis. Collateral is obtained under the contractual terms of standardized industry documentation. With limited exceptions, we utilize the International Swaps and Derivatives Association Inc. Master Agreement, frequently with a Credit Support Annex, to document our collateralized trading relationships with our counterparties for over-the-counter (OTC) derivatives that are not centrally cleared. Credit Support Annexes entitle a party to demand a transfer of collateral (or other credit support) when its OTC derivatives exposure to the other party exceeds an agreed threshold. Collateral transferred can include an independent initial margin and/or variation margin. Credit Support Annexes contain, among

Material presented in a blue-tinted font above is an integral part of the 2019 audited annual consolidated financial statements (refer to page 68).
other measures, provisions setting out acceptable types of collateral and a method for their valuation (discounts are often applied to the market values), as well as thresholds, whether or not the collateral can be re-pledged by the recipient and how interest is to be calculated.

To document our contractual securities financing relationships with our counterparties, we utilize master repurchase agreements for repurchase transactions, and master securities lending agreements for securities lending transactions.
On a periodic basis, collateral is subject to revaluation specific to asset type. For loans, the value of collateral is initially established at the time of origination, and the frequency of revaluation is dependent on the type of collateral. For commercial real estate collateral, a full external appraisal of the property is typically obtained at the time of loan origination, unless the exposure is below a specified threshold amount, in which case an internal evaluation and a site inspection are conducted. Internal evaluations may consider property tax assessments, purchase prices, real estate listings or realtor opinions. The case for an updated appraisal is reviewed annually, with consideration given to the borrower risk rating, existing tenants and lease contracts, as well as current market conditions.
In the event a loan is classified as impaired, and depending on its size, a current external appraisal, evaluation or restricted use appraisal is obtained and updated every twelve months while the loan is classified as impaired. In Canada, for residential real estate that has a loan-to-value (LTV) ratio of less than 80%, an external property appraisal is routinely obtained at the time of loan origination. We may use an external service provided by Canada Mortgage and Housing Corporation or an automated valuation model provided by a third-party appraisal management company to assist with determining either the current value of a property or the need for a full property appraisal.
For insured mortgages in Canada with a high LTV ratio (greater than 80%), the default insurer is responsible for confirming the lending value.
Portfolio Management and Concentrations of Credit and Counterparty Risk
BMO’s credit risk governance policies require an acceptable level of diversification to help ensure we avoid undue concentrations of credit risk. Concentrations of credit risk may exist if a number of clients are engaged in similar activities, are located in the same geographic region or have similar economic characteristics such that their ability to meet contractual obligations could be similarly affected by changes in economic, political or other conditions. Limits may be specified for several portfolio dimensions, including industry, specialty segment (e.g., hedge funds and leveraged lending), country, product and single-name concentrations. The diversification of our credit exposure may be supplemented by the purchase or sale of credit protection through guarantees, insurance or credit default swaps.
Our credit assets consist of a well-diversified portfolio representing millions of clients, the majority of them individual consumers and small to medium-sized businesses. From an industry viewpoint, on a drawn loans and commitment
s
basis, our most significant exposure as at October 31, 2019 was to individual consumers, comprising $249,762 million ($238,400 million in 2018).
Material presented in a blue-tinted font above is an integral part of the 2019 audited annual consolidated financial statements (refer to page 68).
Total non-trading exposures at default by industry sector, excluding the impact of collateral, as at October 31, 2019 and 2018, based on the Basel III classifications, are as follows:

(Canadian $ in millions)	Drawn		Commitments (undrawn)		OTC derivatives		Other off-balance sheet items		Repo-style transactions		Total (1)
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
Financial institutions	117,959	102,552	24,010	21,741	974	1,649	6,402	5,016	203,084	177,094	352,429	308,052
Governments	58,051	44,552	1,665	2,118	9	1	894	667	8,452	8,401	69,071	55,739
Manufacturing	26,266	22,580	16,581	13,490	12	10	1,494	1,396	–	–	44,353	37,476
Real estate	37,146	31,534	8,948	8,170	1	1	861	820	–	–	46,956	40,525
Retail trade	22,529	19,961	3,974	3,617	–	–	601	559	–	–	27,104	24,137
Service industries	46,612	39,067	13,304	12,666	12	1	2,996	2,389	–	–	62,924	54,123
Wholesale trade	16,843	14,659	5,273	4,531	1	2	564	436	–	–	22,681	19,628
Oil and gas	13,406	9,131	11,302	10,410	–	–	1,802	1,804	–	–	26,510	21,345
Individual	198,214	190,688	51,433	47,586	–	–	115	126	–	–	249,762	238,400
Others (2)	40,573	35,617	19,814	18,197	68	88	6,866	6,474	–	–	67,321	60,376
Total exposure at default	577,599	510,341	156,304	142,526	1,077	1,752	22,595	19,687	211,536	185,495	969,111	859,801

(1)	Credit exposure excluding equity, securitization, trading book and other assets such as non-significant investments, goodwill, deferred tax asset and intangibles.
(2)	Includes industries having a total exposure of less than 2%.
Risk Rating Systems
BMO’s risk rating systems are designed to assess and measure the risk of any exposure.
Credit risk-based parameters are reviewed, validated and monitored regularly. The monitoring is on a quarterly basis for both the wholesale and retail models.

Retail (Consumer and Small Business)
The retail portfolios are comprised of a diversified group of individual customer accounts and include residential mortgages, personal loans, credit cards, auto loans and small business loans. These loans are managed in pools of homogeneous risk exposures for risk rating purposes. Decision support systems are developed using established statistical techniques and expert systems for underwriting and monitoring purposes. Adjudication models, behavioural scorecards, decision trees and expert knowledge are combined to generate optimal credit decisions in a centralized and automated environment.
The retail risk rating system assesses risk based on individual loan characteristics. BMO has a range of internally developed PD, LGD and EAD models for each of the major retail portfolios. The major product lines within each of the retail risk areas are modelled separately, so that the risk-based parameters capture the distinct nature of each product. The models, in general, are designed based on internal data recorded over a period of more than seven years, and adjustments are made at the parameter level to account for any uncertainty. The retail parameters are tested and calibrated on an annual basis, if required, to incorporate additional data points in the parameter estimation process, ensuring that the most recent experience is incorporated. Our largest retail portfolios are the Canadian mortgage, Canadian home equity line of credit and Canadian retail credit card portfolios.
Material presented in a blue-tinted font above is an integral part of the 2019 audited annual consolidated financial statements (refer to page 68).
Wholesale (Corporate, Commercial, Bank and Sovereign)
Within our wholesale portfolios, we utilize an enterprise-wide risk rating framework that is applied to all our sovereign, bank, corporate and commercial counterparties. One key element of this framework is the assignment of appropriate borrower or counterparty risk ratings (BRRs). BMO has a range of internally designed general and sector-specific BRR models, as well as portfolio-level LGD and EAD models for each of the corporate, commercial, bank and sovereign portfolios.
The BRR models capture the key financial and non-financial characteristics of the borrowers and generate a borrower-level rating that reflects the rank ordering of the default risk. The models are primarily designed by using internal data, supplemented with judgment as necessary, for low default portfolios.
BRRs are assessed and assigned at the time of loan origination, and reassessed when borrowers request changes to credit facilities or when events trigger a review, such as an external rating change or covenant breach. BRRs are reviewed no less frequently than annually, and more frequent reviews are conducted for borrowers with less acceptable risk ratings.

Credit Quality Information
Portfolio Review
Total enterprise-wide outstanding credit risk exposures were $969.1 billion as at October 31, 2019, comprised of $467.9 billion in Canada, $415.8 billion in the United States and $85.4 billion in other jurisdictions.
Material presented in a blue-tinted font above is an integral part of the 2019 audited annual consolidated financial statements (refer to page 68).

Loan Maturities and Interest Rate Sensitivity
The following table presents gross loans and acceptances by contractual maturity and by country of ultimate risk:

(Canadian $ in millions)	1 year or less		Over 1 year to 5 years		Over 5 years		Total
	2019	2018	2019	2018	2019	2018	2019	2018
Canada
Consumer	58,580	54,375	113,162	109,991	4,432	4,199	176,174	168,565
Commercial and corporate (excluding real estate)	65,534	57,530	16,591	14,862	1,973	1,750	84,098	74,142
Commercial real estate	7,928	7,397	11,647	10,143	2,298	1,275	21,873	18,815
United States	37,867	33,688	87,443	73,470	33,423	25,955	158,733	133,113
Other countries	9,214	8,628	996	658	449	294	10,659	9,580
Total	179,123	161,618	229,839	209,124	42,575	33,473	451,537	404,215
The following table presents net loans and acceptances by interest rate sensitivity:

(Canadian $ in millions)	2019	2018
Fixed rate	217,002	193,661
Floating rate	209,092	190,330
Non-interest sensitive (1)	23,593	18,585
Total	449,687	402,576

(1)	Non-interest sensitive is comprised of customers’ liability under acceptances.

Material presented in a blue-tinted font above is an integral part of the 2019 audited annual consolidated financial statements (refer to page 68).

Market Risk

Market risk arises from BMO’s trading and underwriting activities, as well as its structural banking activities. The magnitude and importance of these activities to the enterprise, along with the potential volatility of market variables, call for diligent governance and a robust market risk management framework that ensures effective identification, measurement, reporting and control of market risk exposures.
Trading and Underwriting Market Risk Governance
BMO’s market risk-taking activities are subject to a comprehensive governance framework. The RRC provides oversight of the management of market risk on behalf of the Board of Directors and approves limits governing market risk exposures that are consistent with our risk appetite. The RMC regularly reviews and discusses significant market risk exposures and positions, and provides ongoing senior management oversight of BMO’s risk-taking activities. Both of these committees are kept apprised of specific market risk exposures and other factors that could expose BMO to unusual, unexpected or unquantified risks associated with market exposures, as well as other current and emerging market risks. In addition, all businesses and individuals authorized to conduct trading and underwriting activities on behalf of BMO are required to work within BMO’s risk governance framework and, as part of their first-line-of-defence responsibilities, they must adhere to all relevant corporate policies, standards and procedures and maintain and manage market risk exposures within specified limits and risk tolerances. In support of BMO’s risk governance framework, our market risk management framework is comprised of the processes, infrastructure and supporting documentation which, together, ensure that the bank’s market risk exposures are appropriately identified, accurately measured, and independently monitored and controlled on an ongoing basis.
Trading and Underwriting Market Risk
Our trading and underwriting businesses give rise to market risk associated with buying and selling financial products in the course of meeting customer requirements, including market making and related financing activities, and assisting clients to raise funds by way of securities issuance.
Identification and Measurement of Trading and Underwriting Market Risk
As the first step in the management of market risk, thorough assessment processes are in place to identify market risk exposures associated with both new products and the evolving risk profile of existing products, including on- and off-balance sheet positions, trading and non-trading positions and market risk exposures arising from the domestic and foreign operations of our operating groups.
Reflecting the multi-dimensional nature of market risk, various metrics and techniques are then employed to measure identified market risk exposures. These metrics primarily include Value at Risk, Stressed Value at Risk, and regulatory and economic capital attribution, as well as stress testing. Other techniques include the analysis of the sensitivity of our trading and underwriting portfolios to various market risk factors and the review of position concentrations, notional values and trading losses.
A consistent set of VaR and SVaR models is used for both management and regulatory purposes across all BMO Financial Group legal entities in which trading and/or underwriting activities are conducted.
We use a variety of methods to verify the integrity of our risk models, including the application of back-testing against hypothetical losses and approval by an independent model validation team. This testing is aligned with defined regulatory expectations, and its results confirm the reliability of our models. The volatility data and correlations that underpin our models are updated frequently, so that risk metrics reflect current conditions.
Probabilistic stress testing and scenario analysis are used daily to determine the potential impact of plausible but severe market changes on our portfolios. In addition, historical event stresses are tested on a weekly basis, including tests of scenarios such as the stock market crash of 1987 and the collapse of Lehman Brothers in 2008. Targeted analyses of risks and portfolios, along with other ad hoc analyses, are also conducted to determine our sensitivity to hypothetical, low-frequency, high-severity scenarios. Scenarios are amended, added or removed to better reflect changes in underlying market conditions and the results are reported to the lines of business, the RMC and the RRC on a regular basis.
VaR, SVaR, IRC and stress testing should not be viewed as definitive predictors of the maximum amount of losses that could occur in any one day, as their results are based on models and estimates and are subject to confidence levels, and the estimates could be exceeded under unforeseen market conditions.
Material presented in a blue-tinted font above is an integral part of the 2019 audited annual consolidated financial statements (refer to page 68).
Back-testing assumes there are no changes in the previous day’s closing positions and then isolates the effects of each day’s price movements against those closing positions. The bank’s VaR model is back-tested daily, and the one-day 99% confidence level VaR at the local and consolidated BMO levels is compared with the estimated daily profit and loss (P&L) that would be recorded if the portfolio composition remained unchanged. If this P&L result is negative and its absolute value is greater than the previous day’s VaR, a back-testing exception occurs. Each exception is investigated, explained and documented, and the back-testing results are reviewed by senior management and reported to our regulators.
Although it is a valuable indicator of risk, as with any model-driven metric, VaR has limitations. Among these limitations is the assumption that all positions can be liquidated within the assumed one-day holding period, which may not be the case under illiquid market conditions. Generally, market liquidity horizons are reviewed for suitability and updated where appropriate for relevant risk metrics. Further limitations of the VaR metric include the assumption that historical data can be used as a proxy to forecast future market events, and the fact that VaR calculations are based upon portfolio positions at the close of business and do not reflect the impact of intra-day trading activity.
Monitoring and Control of Trading and Underwriting Market Risk
A comprehensive set of limits is applied to these metrics, and these limits are subject to regular monitoring and reporting, with any breach of the limits escalated to the appropriate level of management. Risk profiles of our trading and underwriting activities are maintained within our risk appetite and supporting limits, and are monitored and reported to traders, management, senior executives and Board committees. Other significant controls include the independent valuation of financial assets and liabilities, as well as compliance with our Model Risk Management Framework to mitigate model risk.
Total Trading Value at Risk (VaR) Summary
(1) (2)

As at or for the year ended October 31 (pre-tax Canadian $ equivalent in millions)	2019				2018
	Year-end	Average	High	Low	Year-end	Average	High	Low
Commodity VaR	1.0	1.4	4.9	0.6	0.7	0.9	13.6	0.3
Equity VaR	3.0	4.6	12.6	2.5	4.4	4.4	7.8	2.9
Foreign exchange VaR	0.5	0.5	1.4	0.2	0.5	0.6	2.2	0.1
Interest rate VaR	9.9	6.5	10.6	4.3	6.1	5.9	8.7	3.6
Credit VaR	5.1	5.8	9.2	4.0	7.4	2.6	7.4	1.5
Diversification	(10.9)	(9.8)	nm	nm	(8.3)	(6.8)	nm	nm
Total Trading VaR	8.6	9.0	17.2	5.8	10.8	7.6	17.5	4.7
Total Trading SVaR	19.2	31.7	69.6	16.5	56.3	26.8	56.3	16.6

(1)	One-day measure using a 99% confidence interval. Gains are presented in brackets and losses are presented as positive numbers.
(2)	Stressed VaR is produced weekly.
nm	– not meaningful
Material presented in a blue-tinted font above is an integral part of the 2019 audited annual consolidated financial statements (refer to page 68).
Structural (Non-Trading) Market Risk
Structural market risk is comprised of interest rate risk arising from our banking activities (loans and deposits) and foreign exchange risk arising from our foreign currency operations and exposures.
Structural Market Risk Governance
BMO’s Corporate Treasury group is responsible for the ongoing management of structural market risk across the enterprise, with independent oversight provided by the Market Risk group. In addition to Board-approved limits on earnings at risk and economic value sensitivities to changes in interest rates, more granular management limits are in place to guide the daily management of this risk.
The RRC has oversight of the management of structural market risk, annually approves the structural market risk plan and limits, and regularly reviews structural market risk positions. The RMC and Balance Sheet and Capital Management Committee regularly review structural market risk positions and provide senior management oversight.
Structural Market Risk Measurement
Interest Rate Risk
Structural interest rate risk arises when changes in interest rates affect the market value, cash flows and earnings of assets and liabilities related to our banking activities. The objective of structural interest rate risk management is to maintain high-quality earnings and maximize sustainable product spreads, while managing the risk to the economic value of our assets arising from changes in interest rates.
Structural interest rate risk is primarily comprised of interest rate mismatch risk and product embedded option risk.
Interest rate mismatch risk arises when there are differences in the scheduled maturities, repricing dates or reference rates of assets, liabilities and derivatives. The net interest rate mismatch, representing residual assets funded by common shareholders’ equity, is managed to a target profile through interest rate swaps and securities.
Product embedded option risk arises when product features allow customers to alter cash flows, such as scheduled maturity or repricing dates, usually in response to changes in market conditions. Product embedded options include loan prepayments, deposit redemption privileges and committed rates on unadvanced mortgages. Product embedded options and associated customer behaviours are captured in risk modelling, and hedging programs may be used to manage this risk to low levels.
Structural interest rate risk is measured using simulations, earnings sensitivity and economic value sensitivity analysis, stress testing and gap analysis, in addition to other treasury risk metrics.
The models used to measure structural interest rate risk use projected changes in interest rates and predict how customers would likely react to these changes. For customer loans and deposits with scheduled maturity and repricing dates (such as mortgages and term deposits), our models measure the extent to which customers are likely to use embedded options to alter those scheduled terms. For customer loans and deposits without scheduled maturity and repricing dates (such as credit card loans and chequing accounts), we measure our exposure using models that adjust for elasticity in product pricing and reflect historical and forecasted trends in balances. The results of these structural market risk models, by their nature, have inherent uncertainty, as they reflect potential anticipated pricing and customer behaviours, which may differ from actual experience. These models have been developed using statistical analysis and are independently validated and periodically updated through regular model performance assessment, back-testing processes and ongoing dialogue with the lines of business. Models developed to predict customer behaviour are also used to support product pricing.
Structural interest rate earnings and economic value sensitivity to an immediate parallel increase or decrease of 100 basis points in the yield curve is disclosed in the table below.
There were no significant changes in our structural market risk management framework during the year.
Material presented in a blue-tinted font above is an integral part of the 2019 audited annual consolidated financial statements (refer to page 68).

Structural Interest Rate Sensitivity
(1)

	As at October 31, 2019		As at October 31, 2018
(Pre-tax Canadian $ equivalent in millions)	Economic value sensitivity	Earnings sensitivity over the next 12 months	Economic value sensitivity	Earnings sensitivity over the next 12 months
100 basis point increase	(883.4)	46.6	(1,079.2)	136.5
100 basis point decrease	215.6	(80.3)	626.5	(304.1)

(1)	Losses are presented in brackets and gains are presented as positive numbers.

Insurance Market Risk
Insurance market risk includes interest rate and equity market risk arising from BMO’s insurance business activities. A 100 basis point increase in interest rates as at October 31, 2019 would result in an increase in earnings before tax of $27 million ($37 million as at October 31, 2018). A 100 basis point decrease in interest rates as at October 31, 2019 would result in a decrease in earnings before tax of $25 million ($37 million as at October 31, 2018). On an unhedged basis, a 10% decrease in equity market values as at October 31, 2019 would result in a decrease in earnings before tax of $57 million ($44 million as at October 31, 2018). A 10% increase in equity market values as at October 31, 2019 would result in an increase in earnings before tax of $54 million ($42 million as at October 31, 2018). BMO may enter into hedging arrangements to offset the impact of changes in equity market values on its earnings, and did so during the 2019 fiscal year. The impact of insurance market risk on earnings is reflected in insurance claims, commissions and changes in policy benefit liabilities on the Consolidated Statement of Income, and the corresponding change in the fair value of our policy benefit liabilities is reflected in other liabilities on the Consolidated Balance Sheet. The impact of insurance market risk is not reflected in the table above.
Foreign Exchange Risk
Structural foreign exchange risk arises primarily from translation risk related to the net investment in our U.S. operations and from transaction risk associated with our U.S.-dollar-denominated net income.
Translation risk represents the impact that changes in foreign exchange rates could have on BMO’s reported shareholders’ equity and capital ratios. BMO may enter into arrangements to offset the impact of foreign exchange rate movements on its capital ratios, and did so during the 2019 fiscal year.
Transaction risk represents the impact that fluctuations in the Canadian/U.S. dollar exchange rate could have on the Canadian dollar equivalent of BMO’s U.S.-dollar-denominated financial results. Exchange rate fluctuations will affect future results measured in Canadian dollars and the impact on those results is a function of the periods during which revenues, expenses and provisions for credit losses arise. Hedging positions may be taken to partially offset the pre-tax effects of Canadian/U.S. dollar exchange rate fluctuations on financial results, although no hedges were executed in the current or prior year. If future results are consistent with results in 2019, each one cent increase (decrease) in the Canadian/U.S. dollar exchange rate would be expected to increase (decrease) the Canadian dollar equivalent of our U.S. segment net income before income taxes for the year by $16 million, in the absence of hedging transactions.
Material presented in a blue-tinted font above is an integral part of the 2019 audited annual consolidated financial statements (refer to page 68).

Liquidity and Funding Risk

Managing liquidity and funding risk is integral to maintaining enterprise soundness and safety, depositor confidence and earnings stability. It is BMO’s policy to ensure that sufficient liquid assets and funding capacity are available to meet financial commitments, even in times of stress.
Liquidity and Funding Risk Governance
The Corporate Treasury group and the operating groups, as the first line of defence, are responsible for the ongoing management of liquidity and funding risk across the enterprise. The Corporate Treasury group is responsible for identifying, assessing, managing, monitoring, mitigating and reporting on liquidity and funding risks. The group develops and recommends for approval the Liquidity and Funding Risk Management Framework and the related risk appetite and limits, monitors compliance with the relevant corporate policies and assesses the impact of market events on liquidity and funding requirements on an ongoing basis.
Enterprise Risk and Portfolio Management, as the second line of defence, provides oversight, independent risk assessment and effective challenge of liquidity and funding management frameworks, policies, limits, monitoring and reporting across the enterprise. The Risk Management Committee (RMC) and Balance Sheet and Capital Management Committee (BSCMC) provide senior management oversight and also review and discuss significant liquidity and funding policies, issues and developments that arise in the pursuit of our strategic priorities. The Risk Review Committee (RRC) provides oversight of the management of liquidity and funding risk, annually approves applicable policies, limits and the contingency plan, and regularly reviews liquidity and funding positions.
Liquidity and Funding Risk Management
BMO’s Liquidity and Funding Risk Management Framework is defined and authorized under Board-approved corporate policies and management-approved standards. These policies and standards outline key management principles, liquidity and funding metrics and related limits, as well as roles and responsibilities for the management of liquidity and funding risk across the enterprise.
BMO has a robust limit structure in place in order to manage liquidity and funding risk. Limits define the enterprise-level risk appetite for our key Stress Net Liquidity Position (Stress NLP) measure, regulatory liquidity ratios, secured and unsecured funding appetite (for both trading and structural activities), and enterprise collateral pledging. Limits also establish the tolerance for concentrations of maturities, requirements for counterparty liability diversification, business pledging activity, and the size and type of uncommitted and committed credit and liquidity facilities that may be outstanding.

Material presented in a blue-tinted font above is an integral part of the 2019 audited annual consolidated financial statements (refer to page 68)

Operating within these limits helps to confirm that liquidity and funding risk is appropriately managed. An enterprise-wide contingency plan designed to facilitate effective management in the event of a disruption is also in place. Early warning indicators identified in the contingency plan are regularly monitored in order to detect any signs of growing liquidity or funding risk in the market or other risks specific to BMO.
Liquidity and Funding Risk Measurement
A key component of liquidity risk management is the measurement of liquidity risk under stress. BMO uses the Stress NLP as a key measure of liquidity risk. The Stress NLP represents the amount by which liquid assets exceed potential funding needs under a severe combined enterprise-specific and systemic stress scenario. Potential funding needs may arise from obligations to repay retail, commercial and wholesale deposits that are withdrawn or not renewed or to fund drawdowns on available credit and liquidity lines, obligations to pledge collateral due to ratings downgrades or market volatility, and the continuing need to fund new assets or strategic investments. Potential funding needs are quantified by applying factors to various business activities based on management’s view of the relative level of liquidity risk related to each activity. These factors vary by depositor classification (e.g., retail, small business, non-financial corporate or wholesale counterparties) and deposit type (e.g., insured, uninsured, operational or non-operational deposits), as well as by commitment type (e.g., uncommitted or committed credit or liquidity facilities by counterparty type). The stress scenario also considers the time horizon over which liquid assets can be monetized and management’s assessment of the liquidity value of those assets under conditions of market stress. These funding needs are assessed under severe systemic and enterprise-specific stress scenarios, and a combination thereof.
Stress testing results are evaluated against BMO’s stated risk tolerance and are considered in management decisions on setting limits and internal liquidity transfer pricing, and they also help to inform and shape the design of business plans and contingency plans. The Liquidity and Funding Risk Management Framework is integrated with enterprise-wide stress testing.
In addition to the Stress NLP, we regularly monitor positions in relation to the limits and liquidity ratios noted in the Liquidity and Funding Risk Management section above. These include regulatory metrics such as the Liquidity Coverage Ratio (LCR) and Net Cumulative Cash Flow and, beginning in 2020, the Net Stable Funding Ratio (NSFR).
Unencumbered Liquid Assets
Unencumbered liquid assets include high-quality assets that are marketable, can be pledged as security for borrowings, and can be converted to cash in a time frame that meets our liquidity and funding requirements. Liquid assets are primarily held in our trading businesses, as well as in supplemental liquidity pools that are maintained for contingent liquidity risk management purposes.
As part of the Liquidity and Funding Risk Management Framework, a Pledging of Assets Corporate Policy sets out the framework and pledging limits for financial and non-financial assets.

Material presented in a blue-tinted font above is an integral part of the 2019 audited annual consolidated financial statements (refer to page 68).
Funding Strategy
Our funding strategy requires that secured and unsecured wholesale funding used to support loans and less liquid assets must have a term (typically maturing in two to ten years) that will support the effective term to maturity of these assets. Secured and unsecured wholesale funding for liquid trading assets is largely shorter term (maturing in one year or less), is aligned with the liquidity of the assets being funded, and is subject to limits on aggregate maturities that are permitted across different periods. Supplemental liquidity pools are funded largely with wholesale term funding.
Material presented in a blue-tinted font above is an integral part of the 2019 audited annual consolidated financial statements (refer to page 68).

Contractual Maturities of Assets and Liabilities and Off-Balance Sheet Commitments

										2019
(Canadian $ in millions)	0 to 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 to 12 months	1 to 2 years	2 to 5 years	Over 5 years	No maturity	Total
On-Balance Sheet Financial Instruments
Assets
Cash and cash equivalents	47,844	–	–	–	–	–	–	–	959	48,803
Interest bearing deposits with banks	4,088	1,893	1,081	714	211	–	–	–	–	7,987
Securities	2,680	3,420	2,797	3,508	4,670	15,001	46,687	66,005	44,670	189,438
Securities borrowed or purchased under resale agreements	75,936	21,562	4,819	859	518	–	310	–	–	104,004
Loans
Residential mortgages	1,691	2,059	5,285	6,818	7,138	22,309	68,143	10,297	–	123,740
Consumer instalment and other personal	645	519	991	1,272	1,502	4,823	22,391	11,947	23,646	67,736
Credit cards	–	–	–	–	–	–	–	–	8,859	8,859
Business and government	12,490	7,072	6,168	7,760	6,547	24,687	87,486	20,331	55,068	227,609
Allowance for credit losses	–	–	–	–	–	–	–	–	(1,850)	(1,850)
Total loans and acceptances, net of allowance	14,826	9,650	12,444	15,850	15,187	51,819	178,020	42,575	85,723	426,094
Other Assets
Derivative instruments	1,209	1,867	877	830	911	2,375	5,095	8,980	–	22,144
Customers’ liability under acceptances	20,694	2,562	173	159	5	–	–	–	–	23,593
Other	1,951	593	245	12	5	7	5	4,475	22,839	30,132
Total other assets	23,854	5,022	1,295	1,001	921	2,382	5,100	13,455	22,839	75,869
Total Assets	169,228	41,547	22,436	21,932	21,507	69,202	230,117	122,035	154,191	852,195

										2019
(Canadian $ in millions)	0 to 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 to 12 months	1 to 2 years	2 to 5 years	Over 5 years	No maturity	Total
Liabilities and Equity
Deposits (1)
Banks	12,177	4,187	1,215	319	1,174	–	–	201	4,543	23,816
Business and government	21,088	28,511	21,209	22,334	18,023	22,983	49,292	11,759	147,958	343,157
Individuals	3,607	8,932	12,080	13,390	15,706	11,418	13,257	2,031	120,749	201,170
Total deposits	36,872	41,630	34,504	36,043	34,903	34,401	62,549	13,991	273,250	568,143
Other liabilities
Derivative instruments	1,329	2,574	1,240	970	1,032	2,985	6,798	6,670	–	23,598
Acceptances	20,694	2,562	173	159	5	–	–	–	–	23,593
Securities sold but not yet purchased	26,253	–	–	–	–	–	–	–	–	26,253
Securities lent or sold under repurchase agreements	83,681	1,459	760	450	–	–	306	–	–	86,656
Current tax liabilities	–	–	–	–	–	–	–	–	55	55
Deferred tax liabilities	–	–	–	–	–	–	–	–	60	60
Securitization and structured entities’ liabilities	1	1,655	1,340	1,033	1,038	5,350	13,779	2,963	–	27,159
Other	12,325	3,188	33	29	74	537	3,596	2,406	16,419	38,607
Total other liabilities	144,283	11,438	3,546	2,641	2,149	8,872	24,479	12,039	16,534	225,981
Subordinated debt	–	–	–	–	–	–	–	6,995	–	6,995
Total Equity	–	–	–	–	–	–	–	–	51,076	51,076
Total Liabilities and Equity	181,155	53,068	38,050	38,684	37,052	43,273	87,028	33,025	340,860	852,195

(1)	Deposits payable on demand and payable after notice have been included under no maturity.

										2019
(Canadian $ in millions)	0 to 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 to 12 months	1 to 2 years	2 to 5 years	Over 5 years	No maturity	Total
Off-Balance Sheet Commitments
Commitments to extend credit (1)	1,868	3,777	5,698	8,832	12,511	21,574	102,113	5,643	–	162,016
Backstop liquidity facilities	–	–	–	–	–	–	5,550	–	–	5,550
Operating leases	32	66	98	97	96	361	931	2,119	–	3,800
Securities lending	4,102	–	–	–	–	–	–	–	–	4,102
Purchase obligations	53	98	138	133	137	111	187	69	–	926

(1)
Commitments to extend credit exclude personal line
s
of credit and credit cards that are unconditionally cancellable at our discretion. A large majority of these commitments expire without being drawn upon. As a result, the total contractual amounts may not be representative of the funding likely to be required for these commitments.

Material presented in a blue-tinted font above is an integral part of the 2019 audited annual consolidated financial statements (refer to page 68).

										2018
(Canadian $ in millions)	0 to 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 to 12 months	1 to 2 years	2 to 5 years	Over 5 years	No maturity	Total
On-Balance Sheet Financial Instruments
Assets
Cash and cash equivalents	41,162	–	–	–	–	–	–	–	980	42,142
Interest bearing deposits with banks	4,964	1,717	1,037	457	112	18	–	–	–	8,305
Securities	4,522	4,283	5,049	7,749	4,943	11,854	32,480	56,004	54,051	180,935
Securities borrowed or purchased under resale agreements	67,804	12,732	2,490	1,781	191	53	–	–	–	85,051
Loans
Residential mortgages	1,782	1,848	4,343	6,306	4,769	24,522	64,636	11,414	–	119,620
Consumer instalment and other personal	607	440	1,026	1,143	943	5,414	19,910	9,812	23,930	63,225
Credit cards	–	–	–	–	–	–	–	–	8,329	8,329
Business and government	13,088	5,921	7,126	6,779	6,218	19,543	75,099	12,247	48,435	194,456
Allowance for credit losses	–	–	–	–	–	–	–	–	(1,639)	(1,639)
Total loans and acceptances, net of allowance	15,477	8,209	12,495	14,228	11,930	49,479	159,645	33,473	79,055	383,991
Other Assets
Derivative instruments	2,033	3,379	1,638	1,002	797	3,333	5,816	7,424	–	25,422
Customers’ liability under acceptances	16,529	1,988	65	3	–	–	–	–	–	18,585
Other	1,740	506	189	26	6	17	20	4,824	21,534	28,862
Total other assets	20,302	5,873	1,892	1,031	803	3,350	5,836	12,248	21,534	72,869
Total Assets	154,231	32,814	22,963	25,246	17,979	64,754	197,961	101,725	155,620	773,293

										2018
(Canadian $ in millions)	0 to 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 to 12 months	1 to 2 years	2 to 5 years	Over 5 years	No maturity	Total
Liabilities and Equity
Deposits (1)
Banks	16,966	6,032	1,200	227	106	–	–	–	3,376	27,907
Business and government	23,524	32,231	22,713	15,893	8,629	22,418	48,684	11,809	126,276	312,177
Individuals	2,582	6,455	7,953	7,619	10,536	11,736	16,327	2,582	115,054	180,844
Total deposits	43,072	44,718	31,866	23,739	19,271	34,154	65,011	14,391	244,706	520,928
Other liabilities
Derivative instruments	1,496	2,445	1,610	904	631	3,741	6,092	6,710	–	23,629
Acceptances	16,529	1,988	65	3	–	–	–	–	–	18,585
Securities sold but not yet purchased	28,804	–	–	–	–	–	–	–	–	28,804
Securities lent or sold under repurchase agreements	63,496	2,249	8	931	–	–	–	–	–	66,684
Current tax liabilities	–	–	–	–	–	–	–	–	50	50
Deferred tax liabilities	–	–	–	–	–	–	–	–	74	74
Securitization and structured entities’ liabilities	1,044	1,084	475	512	588	4,912	13,398	3,038	–	25,051
Other	8,548	5,568	44	34	184	789	4,455	1,905	15,458	36,985
Total other liabilities	119,917	13,334	2,202	2,384	1,403	9,442	23,945	11,653	15,582	199,862
Subordinated debt	–	–	–	–	–	–	–	6,782	–	6,782
Total Equity	–	–	–	–	–	–	–	–	45,721	45,721
Total Liabilities and Equity	162,989	58,052	34,068	26,123	20,674	43,596	88,956	32,826	306,009	773,293

(1)	Deposits payable on demand and payable after notice have been included under no maturity.
Certain comparative figures have been reclassified to conform with the current year’s presentation.

										2018
(Canadian $ in millions)	0 to 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 to 12 months	1 to 2 years	2 to 5 years	Over 5 years	No maturity	Total
Off-Balance Sheet Commitments
Commitments to extend credit (1)	1,472	3,610	6,892	9,620	11,345	21,056	84,295	3,144	–	141,434
Backstop liquidity facilities	–	–	–	–	–	–	5,627	–	–	5,627
Operating leases	34	70	99	101	100	358	770	1,210	–	2,742
Securities lending	4,939	–	–	–	–	–	–	–	–	4,939
Purchase obligations	56	388	153	155	158	615	186	82	–	1,793
(1)
Commitments to extend credit exclude personal line
s
of credit and credit cards that are unconditionally cancellable at our discretion. A large majority of these commitments expire without being drawn upon. As a result, the total contractual amounts may not be representative of the funding likely to be required for these commitments.

Caution
This Liquidity and Funding Risk section contains forward-looking statements. Please refer to the Caution Regarding Forward-Looking Statements.

Material presented in a blue-tinted font above is an integral part of the 2019 audited annual consolidated financial statements (refer to page 68).